UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2008
TD AMERITRADE Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-49992 (Commission File Number)	82-0543156 (I.R.S. Employer Identification Number)

4211 South 102nd Street Omaha, Nebraska (Address of principal executive offices)	68127 (Zip Code)
Registrant’s telephone number, including area code: (402) 331-7856
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 29, 2008, Joseph H. Moglia, whose service as Chief Executive Officer of TD AMERITRADE Holding Corporation ended on September 30, 2008, entered into an amendment to his employment agreement to provide that all of his incentive compensation for fiscal year 2008 and 2009 will be paid entirely in cash, instead of a combination of cash and equity, as originally provided in his employment agreement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD AMERITRADE HOLDING CORPORATION
Date: October 3, 2008	By:	/s/ William J. Gerber
		Name:	William J. Gerber
		Title:	Chief Financial Officer